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                                                                   EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         The undersigned certify, pursuant to 18 U.S.C. ss. 1350 as adopted by ss. 906 of the Sarbanes-Oxley Act OF 2002, that:

         (1) the Quarterly Report on Form 10-Q of Certegy Inc. (the "Company") for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 14, 2002                  /s/ Lee A. Kennedy
                                        ---------------------------------------
                                        Lee A. Kennedy
                                        Chairman, President and
                                        Chief Executive Officer



Dated: August 14, 2002                  /s/ Michael T. Vollkommer
                                        ---------------------------------------
                                        Michael T. Vollkommer
                                        Corporate Vice President and
                                        Chief Financial Officer